                       U. S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549

                                     Form 8-K/A-1

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15 (d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report   (Date of earliest event reported)  January 24, 1996

                              GATEWAY ENERGY CORPORATION
             ------------------------------------------------------
                (Exact Name Of Registrant As Specified In Its Charter)


         Delaware                   1-4766                   44-0651207
       -----------------------------------------------------------------
              (State Or Other Jurisdiction Of (Commission (IRS Employer Incorporation Or Organization) File No.) Identification Number)


                            10842 Old Mill Road, Suite #5
                                   Omaha, NE  68154
       -----------------------------------------------------------------
                 (Address Of Principal Executive Offices)  (Zip Code)

                                    (402) 330-8268
             -------------------------------------------------------
             Registrant's Telephone Number, Including Area Code:


                                    Not Applicable
          ------------------------------------------------------------
            (Former Name or Former Address, If Changed Since Last Report.)

                              Gateway Energy Corporation
                                   Amendment No. 1
                           Form 8-K dated February 7, 1996

    This amendment includes the Pro Forma financial statements required by the Regulation S-B of the Securities and Exchange Commission in connection with the acquisition of a business. This amendment also includes the audited financial statements of the acquired business.

    The Registrant has submitted only the audited financial statements of revenues and direct operating expenses. The property interests acquired were only part of the assets of the Seller and, therefore it is not feasible to provide an audited balance sheet since these property interests were not segregated as a separate entity by the Seller.

Item 7.  Financial Statements and Exhibits

         a)   Pro Forma Balance Sheet as of November 30, 1995.

         b) Pro Forma Statement of Operations for the Nine Months Ended November 30, 1995.

         c) Pro Forma Statement of Operations for the Year Ended February 28, 1995.

         d)   Pro Forma Adjustments to Financial Statements.

         e)   Report of Independent Certified Public Accountants.

         f) Audited Combined Statement of Revenue and Direct Operating Expenses of Certain Acquired Property Interests of Castex Energy 1995, L.P.

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             GATEWAY ENERGY CORPORATION



                                  /s/ Neil A.Fortkamp
                             -----------------------------
                             Chief Financial Officer

     April 5, 1996
- -----------------------
(Date)

                              Gateway Energy Corporation
                            Pro Forma Financial Statements

    On January 24, 1996, but effective July 1, 1995, Castex Energy 1995, L.P., acquired oil and gas producing properties known as the South Lake Arthur interests from Wynn-Crosby for $10,798,000 in cash and the assumption of certain liabilities. Castex Energy L.P. was formed by Castex Energy, Inc. an 80% owned subsidiary of Gateway Energy Corporation; Castex Energy, Inc. is the general partner. Castex Energy 1995, L.P. obtained a $15.0 million financing line of credit from Bank of America and raised $2.0 million in equity funds to make the acquisition. Gateway Energy Corporation, through direct investment in the partnership and contribution of various leases owns a 55% partnership interest in Castex Energy 1995, L.P.

    The pro forma financial statements present the financial statements of Gateway Energy Corporation as of November 30, 1995, its latest financial statements filed on Form 10-Q and the opening balance sheet of Castex Energy 1995, L.P. as of January 1, 1996. The statement of operations presented reflects the revenue and direct operating expenses of the South Lake Arthur properties for the nine months ended November 30, 1995 and the statement of operations of Gateway Energy Corporation for the nine months ended November 30, 1995.

Gateway Energy Corporation
Pro Forma Statement of Operations
For The Year Ended February 28, 1995

                                      Gateway       Castex Energy
                                    Energy Corp       1995 LP
                                     Year Ended      Year Ended                       Pro Forma      Pro Forma
                                    Feb. 28, 1995   Feb. 28, 1995      Total         Adjustments      Balance
                                    -------------   -------------   -----------      ------------   -----------
                                                       (See Note)
OPERATING REVENUES                     $8,107,559      $4,000,684   $12,108,243                     $12,108,243

OPERATING COSTS AND EXPENSES
  Cost of Natural Gas Purchased         4,919,655                     4,919,655                       4,919,655
  Operation and Maintenance             1,311,433         436,140     1,747,573                       1,747,573
  Depreciation, Depletion & Amort.        339,665                       339,665 (D)    2,009,239      2,348,904
  General and Administrative              984,889                       984,889                         984,889
                                    -------------   -------------   -----------      ------------   -----------
                                        7,555,642         436,140     7,991,782        2,009,239     10,001,021
                                    -------------   -------------   -----------      ------------   -----------
OPERATING PROFIT                          551,917       3,564,544     4,116,461       (2,009,239)     2,107,222

OTHER INCOME (EXPENSE)
  Interest Income                          64,593                        64,593                          64,593
  Interest Expense                        (12,631)                      (12,631)(E)     (855,000)      (867,631)
  Minority Interests                       18,016                        18,016 (F)     (315,100)      (297,084)
  Other                                                                       0                               0
                                    -------------   -------------   -----------      ------------   -----------
                                           69,978               0        69,978       (1,170,100)    (1,100,122)
                                    -------------   -------------   -----------      ------------   -----------
    Earnings Before Income Taxes          621,895       3,564,544     4,186,439       (3,179,339)     1,007,100

INCOME TAXES                               46,637               0        46,637                          46,637
                                    -------------   -------------   -----------      ------------   -----------
    Net Earnings                          575,258       3,564,544     4,139,802       (3,179,339)       960,463
Provision for Preferred Dividends       1,280,920                     1,280,920 (C)      192,240      1,473,160
                                    -------------   -------------   -----------      ------------   -----------
Loss Applicable to Common Stock         ($705,662)     $3,564,544    $2,858,882      ($3,371,579)     ($512,697)
                                    -------------   -------------   -----------      ------------   -----------
                                    -------------   -------------   -----------      ------------   -----------
Loss Per Common Share                      $(0.03)                                                       $(0.02)
                                    -------------                                                   -----------
                                    -------------                                                   -----------


Note:
  The amounts reflected in the Statement of Operations for the year ended February 28, 1995, were derived from the three months ended February 28, 1995, as included in the audited Combined Statement of Revenue and Direct Operating Expenses for the year ended November 30, 1995, included herewith. The results of the three months operations were annualized to be comparative to the Statement of Operations for Gateway Energy Corporation for the year ended February 28, 1995.


  This annualization of the three-month period ended February 28, 1995, was necessary as operating results prior to December 1, 1994 for the properties acquired from Wynn-Crosby 1994, Ltd were not available.

Gateway Energy Corporation
Adjusting Entries
Pro Forma Financial Statements

BALANCE SHEET

                   (A)

Investment in Castex Energy 1995 LP           $1,345,560
    Preferred Stock                                              $1,602
    Paid-in Capital                                          $1,343,958
    To adjust for funds raised for investment in Castex Energy 1995 LP.

                   (B)

Partnership Capital                           $2,446,473
    Investment in Castex Energy 1995 LP                      $1,345,560
    Minority Interest                                        $1,100,913
    To eliminate the equity in the limited
    partnership and to reflect the minority
    interest.

INCOME STATEMENT

                   (C)
                                            Nine Months      Year Ended
                                            -----------      ----------
Preferred Stock Dividends                     $144,180          192,240
    To reflect preferred dividends on the
    funds raised to make the equity investment of $1,602,000 times 12% dividend rate.

                   (D)

Depletion and Amortization                    $1,266,800       2,009,239
    To reflect depletion on the production
    for the respective periods, at
    $.93 per MCF produced.

                   (E)

Interest Expense                              $641,250           855,000
    To reflect interest expense on funds
    borrowed by the partnership to acquire
    the producing properties at 9% per annum on $9,500,000.

                   (F)
Minority Interests
    To reflect the minority interest of the   $228,700           315,100
    limited partners other than Gateway
    Energy Corporation of 45%.

Gateway Energy Corporation
Pro Forma Balance Sheet
November 30, 1995



                                            Gateway           Castex
                                            Energy            Energy
                                          Corporation         1995 LP                       Pro Forma        Pro Forma
                                        Nov. 30, 1995      Jan. 1, 1996       Total         Adjustments        Balance
                                        -------------      ------------    ----------       -----------       ---------
CURRENT ASSETS
  Cash and Cash Equivalents                 $361,800        $1,386,871     $1,748,671                      $1,748,671
  Trade Accounts Receivable                3,032,400                        3,032,400                        3,032,400
  Other Current Assets                       674,600            98,749        773,349                          773,349
                                          ----------        ----------     ----------                      -----------
     Total Current Assets                  4,068,800         1,485,620      5,554,420                        5,554,420

INVESTMENT IN CASTEX ENERGY 1995 LP                                                   (A)    1,345,560               0
                                                                                      (B)   (1,345,560)
PROPERTY AND EQUIPMENT, AT COST
  Gas Gathering and transmission          10,705,300                       10,705,300                       10,705,300
  Oil and Gas Properties, using            1,244,100        10,797,938     12,042,038                       12,042,038
     full cost accounting
  Other Fixed Assets                         381,500                         381,500                           381,500
    Less Accumulated Depreciation,
      Depletion and Amortization             977,400                          977,400                          977,400
                                          ----------       -----------    -----------        ---------     -----------
     Total Property and Equipment         11,353,500        10,797,938     22,151,438                0      22,151,438

OTHER ASSETS                                 969,700           320,000      1,289,700                        1,289,700
                                          ----------       -----------    -----------        ---------     ----------
                                         $16,392,000       $12,603,558    $28,995,558               $0     $28,995,558
                                          ----------       -----------    -----------        ---------     -----------
                                          ----------       -----------    -----------        ---------     -----------
CURRENT LIABILITIES
  Accounts Payable                        $2,218,900          $166,171     $2,385,071                       $2,385,071
  Other Current Liabilities                  659,500           490,914      1,150,414                        1,150,414
  Current Maturities                          64,300         1,121,000      1,185,300                        1,185,300
                                          ----------       -----------    -----------        ---------      ----------

     Total Current Liabilities             2,942,700         1,778,085      4,720,785                0       4,720,785

LONG TERM DEBT                               152,600         8,379,000      8,531,600                        8,531,600

MINORITY INTERESTS                            54,900                 0         54,900 (C)    1,100,913       1,155,813

PREFERRED STOCK OF SUBSIDIARY                341,500                 0        341,500                          341,500

MANDATORY REDEEMABLE PREF. STOCK           8,454,200                 0      8,454,200                        8,454,200

STOCKHOLDERS' EQUITY
  Preferred Stock                              6,300                 0          6,300 (B)        1,602           7,902
  Common Stock                               261,400                 0        261,400                          261,400
  Partners' Capital Accounts                                 2,446,473      2,446,473 (C)   (2,446,473)              0
  Paid in Capital                          8,287,700                 0      8,287,700 (A)    1,343,958       9,631,658
  Accumulated Deficit                     (4,109,300)                0     (4,109,300)                      (4,109,300)
                                          ----------       -----------    -----------       ----------     -----------
     Total Stockholders' Equity            4,446,100         2,446,473      6,892,573       (1,100,913)      5,791,660
                                         $16,392,000       $12,603,558    $28,995,558               $0     $28,995,558
                                          ----------       -----------    -----------      -----------     -----------
                                          ----------       -----------    -----------      -----------     -----------

Gateway Energy Corporation
Pro Forma Statement of Operations
Nine Months Ended November 30, 1995



                                           Gateway         Castex Energy
                                         Energy Corp          1995 LP
                                         Nine Months        Nine Months                       Pro Forma      Pro Forma
                                        Nov. 30, 1995      Nov. 30 1995        Total         Adjustments      Balance
                                         ------------       -----------     ----------        ---------      ---------
OPERATING REVENUES                        $8,368,200        $2,743,200    $11,111,400                      $11,111,400

OPERATING COSTS AND EXPENSES
  Cost of Natural Gas Purchased            4,755,700                        4,755,700                        4,755,700
  Operation and Maintenance                1,651,600           326,800      1,978,400                        1,978,400
  Depreciation, Depletion & Amort.           513,600                          513,600 (D)    1,266,800       1,780,400
  General and Administrative               1,240,800                        1,240,800                        1,240,800
                                          ----------        ----------     ----------        ---------       ---------
                                           8,161,700           326,800      8,488,500        1,266,800       9,755,300
                                          ----------        ----------     ----------        ---------       ---------
OPERATING PROFIT                             206,500         2,416,400      2,622,900       (1,266,800)      1,356,100

OTHER INCOME (EXPENSE)
  Interest Income                             73,000            73,000         73,000
  Interest Expense                           (49,000)                         (49,000)(E)     (641,300)       (690,300)
  Minority Interests                          83,200                           83,200 (F)     (228,700)       (145,500)
  Other                                       18,800                           18,800                           18,800
                                          ----------        ----------     ----------        ---------       ---------
                                             126,000                 0        126,000         (870,000)       (744,000)
                                          ----------        ----------     ----------        ---------       ---------
     Earnings Before Income Taxes            332,500         2,416,400      2,748,900       (2,136,800)        612,100

INCOME TAXES                                  31,900                 0         31,900                           31,900
                                          ----------        ----------     ----------        ---------       ---------
     Net Earnings                            300,600         2,416,400      2,717,000       (2,136,800)        580,200
Provision for Preferred Dividends          1,726,800                        1,726,800 (C)      144,180       1,870,980
                                          ----------        ----------     ----------        ---------       ---------
Loss Applicable to Common Stock          ($1,426,200)       $2,416,400       $990,200      ($2,280,980)    ($1,290,780)
                                          ----------        ----------     ----------        ---------       ---------
                                          ----------        ----------     ----------        ---------       ---------
Loss Per Common Share                         $(0.06)                                                           $(0.05)
                                          ----------                                                         ---------
                                          ----------                                                         ---------


                          FINANCIAL STATEMENTS AND REPORT OF
                                     INDEPENDENT
                             CERTIFIED PUBLIC ACCOUNTANTS

                              GATEWAY ENERGY CORPORATION

                                  NOVEMBER 30, 1995

                  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Gateway Energy Corporation


      We have audited the accompanying combined statement of revenue and direct operating expenses of certain acquired property interests of Castex Energy 1995, L.P. (a limited partnership in which Gateway Energy Corporation has a 55% partnership interest) (see note A), as of November 30, 1995. These financial statements are the responsibility of Gateway Energy Corporation's management. Our responsibility is to express an opinion on the financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

      The accompanying financial statement prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Gateway Energy Corporation) as described in note A to the financial statements and are not intended to be a complete presentation of Gateway Energy Corporation's revenues and expenses.

      In our opinion, the financial statement referred to above present fairly, in all material respects, the combined revenue and direct operating expenses of certain acquired property interests of Castex Energy 1995, L.P., described in note A, as of November 30, 1995, in conformity with generally accepted accounting principles.



GRANT THORNTON LLP



Houston, Texas
March 22, 1996

                              GATEWAY ENERGY CORPORATION

                 COMBINED STATEMENTS OF REVENUE AND DIRECT OPERATING
                   EXPENSES OF CERTAIN ACQUIRED PROPERTY INTERESTS
                             OF CASTEX ENERGY 1995, L.P.
                             Year ended November 30, 1995


Revenue - oil and gas sales                                  $3,865,964

Direct operating expense
   Lease operations                                             256,370
   Production taxes                                             179,479
                                                              ----------
                                                                435,849
                                                              ----------
       Excess of revenue over direct operating expenses      $3,430,115
                                                              ----------
                                                              ----------




The accompanying notes are an integral part of this statement.

                              GATEWAY ENERGY CORPORATION

                     NOTES TO COMBINED STATEMENT OF REVENUE AND
                    DIRECT OPERATING EXPENSES OF CERTAIN ACQUIRED
                    PROPERTY INTERESTS OF CASTEX ENERGY 1995, L.P.
                                  November 30, 1995



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BASIS OF PRESENTATION AND GENERAL INFORMATION

  The accompanying combined statement of revenue and direct operating expenses present the ownership interest of Castex Energy 1995, L.P. (Partnership) (a limited partnership in which Gateway Energy Corporation has a 55% partnership interest) in the revenue and direct operating expenses of certain oil and gas property interests (Properties) acquired from Wynn-Crosby 1994, Ltd. The combined statement includes the revenue and direct operating expenses of the Properties for the year ended November 30, 1995.

  The accompanying combined statement does not reflect provisions for depletion, depreciation and amortization, if any, which may have been recorded in the financial records of the previous interest owner. The combined statement also does not reflect certain additional expenses that may have been incurred in connection with the ownership of the Properties such as interest on indebtedness and general and administrative expenses incurred individually by the prior interest owners as such costs are not comparable to those which will result from the future operation of the properties.

  Lease operations expense includes monthly administrative overhead costs and other direct costs of operating the Properties which were charged to the joint account of all working interest owners by the operator of the wells.

  The Properties are not taxpaying entities. Any taxable income arising from the operation of the Properties accrues directly to the interest owner. Accordingly, no provision for income taxes has been made in the combined statement of revenue and direct operating expenses.

NOTE B - GAS BALANCING OBLIGATION

  The Properties follow the cash method of accounting for significant gas imbalances. Under the cash method, the Properties recognize revenues based on the amount of gas sold to purchasers, which may differ from the amount to which the Partnership is entitled based on its working interest in the properties. Gas imbalances at November 30, 1995 are as follows:

                              GATEWAY ENERGY CORPORATION

                     NOTES TO COMBINED STATEMENT OF REVENUE AND
                    DIRECT OPERATING EXPENSES OF CERTAIN ACQUIRED
             PROPERTY INTERESTS OF CASTEX ENERGY 1995, L.P. - Continued
                                  November 30, 1995

NOTE B - GAS BALANCING OBLIGATION - CONTINUED


                                                       MCF         Amount
                                                    ---------    ----------
    Total Overtakes (product only)                    101,732     $ 188,204
    Total Undertakes (product and cash
      balancing)                                     (182,219)     (405,851)
                                                     --------      --------
    Total Net Undertakes                              (80,487)    $(217,647)
                                                     --------      --------
                                                     --------      --------


NOTE C - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

  The Properties' oil and gas activities are conducted entirely in the United States. A summary of the Properties' changes in quantities of proved oil and gas reserves for the year ended November 30, 1995 follows:


                                                     Oil             Gas
                                                    (Bbl)           (Mcf)
                                                   --------     ------------
        Total proved reserves -
          developed and undeveloped:
         Balance, December 1, 1994                 34,650       13,508,964
          Production                                4,350        1,902,264
                                                   -------      -----------
         Balance, November 30, 1995                30,300       11,606,700
                                                   -------      -----------
                                                   -------      -----------
        Proved developed reserves:
         December 1, 1994                          34,650       13,508,964
                                                   -------      -----------
                                                   -------      -----------

         November 30, 1995                         30,300       11,606,700
                                                   -------      -----------
                                                   -------      -----------


  The standardized measure of discounted future net cash flows relating to proved oil and gas reserves at November 30, 1995 follows:


        Future cash flows                                   $22,017,700
        Future production and development costs               4,978,200
                                                             -----------
            Future net cash flows                            17,039,500
        10% annual discount for estimated
         timing of cash flows                                 4,863,900
                                                             -----------
            Standardized measure of discounted
             future net cash flows                          $12,175,600
                                                             -----------
                                                             -----------


                              GATEWAY ENERGY CORPORATION

                     NOTES TO COMBINED STATEMENT OF REVENUE AND
                    DIRECT OPERATING EXPENSES OF CERTAIN ACQUIRED
             PROPERTY INTERESTS OF CASTEX ENERGY 1995, L.P. - Continued
                                  November 30, 1995



NOTE C - DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED) -
          CONTINUED

  The changes in the standardized measure of discounted future net cash flows relating to proved oil and gas reserves for the year ended November 30, 1995:


  Sales of oil and gas produced,
     net of production costs                                $ 3,430,115
  Net change in prices and
     production costs                                         2,785,608
  Net change in discount                                     (1,721,812)
  Other                                                         548,604
                                                             -----------
         Net decrease                                         5,042,515

  Beginning of period                                        17,218,115
                                                             -----------

  End of period                                             $12,175,600
                                                             -----------
                                                             -----------


    The estimate of proved reserves and related valuations were determined based primarily upon the reserve report prepared by independent petroleum engineers in accordance with the provisions of Statement of Financial Accounting Standards No. 69 (SFAS 69) DISCLOSURES ABOUT OIL AND GAS PRODUCING ACTIVITIES.

    The estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors.

    The standardized measure of discounted future net cash flows related to proved oil and gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves were prepared in accordance with the provisions of SFAS 69. Future cash inflows were computed by applying current prices at year-end to estimated future production. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at year-end, based on year-end costs and assuming continuation of existing economic conditions. No future income tax expenses were calculated as the Properties are not taxpaying entities. Future net cash flows are discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value or the present value of the Properties.